Convertible loans	12 Months Ended
Aug. 31, 2021
Convertible Loans
Convertible loans

24. Convertible loans

Activity during the year ended August 31, 2020:

During the year ended August 31, 2020, the Company received loans in the amount of $5.1 million with a one year term with a right to extend by 1 additional year by mutual consent, carrying an 8% interest rate payable quarterly. The convertible loans may be repaid in cash or common shares of the Company at the option of the lender. The convertible loan may be converted into common shares of the Company at the sole discretion of the lender at an exercise price of $0.3417 - $0.598 per share. Interest is payable quarterly, either in cash or in shares at the option of the lender at a price of $0.3417 - $0.598 per share.

The Company recorded the equity portion of the conversion component in equity which amounted to $0.8 million.

In connection with the convertible loans, the Company paid a finder’s fee via the issuance of an aggregate of 1,025,762 common shares with a value of $0.5 million.

During the year ended August 31, 2020, the Company settled $5.1 million of principal amount of outstanding loans through the issuance of 14,427,112 shares. The Company also repaid $0.2 million in cash.

The balance of the convertible loans is as follows:

Balance at August 31, 2019	$1,452
Proceeds from convertible loans	5,164
Conversion of convertible loan to shares	(5,863)
Repayment in cash	(200)
Less: Conversion component of convertible loans	(589)
Less: Finder’s fee	(477)
Interest accrued	296
Issuance of shares for interest payment	(296)
Interest accretion	513
Balance at August 31, 2020 and 2021	$-

Interest accretion expense related to these loans during the year ended August 31, 2021 totaled $nil (2020 - $0.3 million, 2019 - $0.5 million).